UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report
(Date of earliest
event reported):	September 22, 2004

JOHNSON CONTROLS, INC.

(Exact name of registrant as specified in its charter)

Wisconsin	1-5097	39-0380010

(State or other	(Commission File	(IRS Employer
jurisdiction of incorporation)	Number)	Identification No.)

5757 N. Green Bay Avenue, P.O. Box 591
Milwaukee, Wisconsin 53201-0591

(Address of principal executive offices, including zip code)

(414) 524-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)

Item 1.01 Entry into a Material Definitive Agreement.
SIGNATURES

Item 1.01 Entry into a Material Definitive Agreement.

At the September 22, 2004 meeting of the Compensation Committee of the Board of Directors of Johnson Controls, Inc., the Compensation Committee approved awards for executive officers and others under the Executive Incentive Compensation Plan (EICP) for 2005.

The EICP award is based on year over year improvement in pre-tax earnings and specific pre-tax return on equity benchmarks.

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SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOHNSON CONTROLS, INC.
Date: November 30, 2004	By:	/s/ Stephen A. Roell
Stephen A. Roell
Executive Vice President and Chief Financial Officer

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